Exhibit 99.1

READY CAPITAL CORPORATION REPORTS THIRD QUARTER 2025 RESULTS
- GAAP LOSS PER COMMON SHARE FROM CONTINUING OPERATIONS OF $(0.13) -
- DISTRIBUTABLE LOSS PER COMMON SHARE OF $(0.94) -
- DISTRIBUTABLE LOSS PER COMMON SHARE BEFORE REALIZED LOSSES OF $(0.04) -
New York, New York, November 6, 2025 / Globe Newswire / – Ready Capital Corporation (“Ready Capital” or the “Company”) (NYSE: RC), a multi-strategy real estate finance company that originates, acquires, finances, and services lower-to-middle-market (“LMM”) investor and owner-occupied commercial real estate loans, today reported financial results for the quarter ended September 30, 2025.
“Our primary focus continues to be restoring financial health”, said Thomas Capasse, Ready Capital’s Chairman and Chief Executive Officer. “Through our decisive exit strategies for our underperforming loan and real estate exposure and risk management of our upcoming debt maturities, we believe we are on the path to balance sheet stability and profitability.”
Third Quarter Highlights
•LMM commercial real estate originations of $139 million
•Small Business Lending (“SBL”) loan originations of $283 million, including $173 million of Small Business Administration 7(a) loans and $67 million of United States Department of Agriculture loans
•Completed two portfolio sales consisting of 217 loans with an unpaid principal balance of $758 million for net proceeds of $109 million
•Secured ownership and control of the Portland OR, mixed-use asset via a consensual deed-in-lieu arrangement
•Book value of $10.28 per share of common stock as of September 30, 2025
•Acquired approximately 2.5 million shares of the Company’s common stock at an average price of $4.17 per share as part of stock repurchase program

Use of Non-GAAP Financial Information
In addition to the results presented in accordance with U.S. GAAP, this press release includes distributable earnings, formerly referred to as core earnings, which is a non-U.S. GAAP financial measure. The Company defines distributable earnings as net income adjusted for unrealized gains and losses related to certain mortgage backed securities (“MBS”) not retained by us as part of our loan origination business, realized gains and losses on sales of certain MBS, unrealized changes in our current expected credit loss reserve and valuation allowance, unrealized gains or losses on de-designated cash flow hedges, unrealized gains or losses on foreign exchange hedges, unrealized gains or losses on certain unconsolidated joint ventures, non-cash compensation expense related to our stock-based incentive plan, unrealized gains or losses on preferred equity, at fair value, unrealized gain or losses or other non-cash items related to real estate owned and one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses.
The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because distributable earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of distributable earnings may not be comparable to other similarly-titled measures of other companies.
In calculating distributable earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating distributable earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company’s historical loan originations. In calculating distributable earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size.
Servicing rights relating to the Company’s small business commercial business are accounted for under ASC 860, Transfer and Servicing. In calculating distributable earnings, the Company does not exclude realized gains or losses on commercial MSRs, as servicing income is a fundamental part of Ready Capital’s business and is an indicator of the ongoing performance.
To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year’s taxable income. These differences may result in certain items that are recognized in the current period’s calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.
The table below reconciles Net Income computed in accordance with U.S. GAAP to Distributable Earnings.

(in thousands)	Three Months Ended September 30, 2025
Net Loss	$(16,737)
Reconciling items:
Unrealized gain on joint ventures	(4,336)
Increase in CECL reserve	32,844
Decrease in valuation allowance	(178,225)
Non-recurring REO impairment	1,862
Non-cash compensation	1,591
Unrealized gain on preferred equity, at fair value	(1,949)
Merger transaction costs and other non-recurring expenses	2,220
Bargain purchase gain	(24,472)
Depreciation and amortization on real estate owned	1,100
Realized losses on sale of investments	188,512
Total reconciling items	$19,147
Income tax adjustments	(4,580)
Distributable loss before realized losses	$(2,170)
Realized losses on sale of investments, net of tax	(147,422)
Distributable loss	$(149,592)
Less: Distributable earnings attributable to non-controlling interests	1,473
Less: Income attributable to participating shares	2,210
Distributable loss attributable to common stockholders	$(153,275)
Distributable loss before realized losses on investments, net of tax per common share - basic and diluted	$(0.04)
Distributable loss per common share - basic and diluted	$(0.94)
U.S. GAAP return on equity is based on U.S. GAAP net income, while distributable return on equity is based on distributable earnings, which adjusts U.S. GAAP net income for the items in the distributable earnings reconciliation above.
Webcast and Earnings Conference Call
Management will host a webcast and conference call on Friday, November 6, 2025 at 8:30am ET to provide a general business update and discuss the financial results for the quarter ended September 30, 2025. During the conference call, the Company may discuss and answer questions concerning business and financial developments and trends that have occurred after quarter-end. The Company’s responses to questions, as well as other matters discussed during the conference call, may contain or constitute information that has not been disclosed previously.
The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in. The webcast of the conference call will be available in the Investor Relations section of the Company’s website at www.readycapital.com. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software.

To Participate in the Telephone Conference Call:
Dial in at least five minutes prior to start time.
Domestic: 1-877-407-0792
International: 1-201-689-8263
Conference Call Playback:
Domestic: 1-844-512-2921
International: 1-412-317-6671
Replay Pin #: 13753254
The playback can be accessed through November 21, 2025.

Safe Harbor Statement
This press release contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, applicable regulatory changes; general volatility of the capital markets; changes in the Company’s investment objectives and business strategy; the availability of financing on acceptable terms or at all; the availability, terms and deployment of capital; the availability of suitable investment opportunities; changes in the interest rates or the general economy; increased rates of default and/or decreased recovery rates on investments; changes in interest rates, interest rate spreads, the yield curve or prepayment rates; changes in prepayments of Company’s assets; the degree and nature of competition, including competition for the Company's target assets; and other factors, including those set forth in the Risk Factors section of the Company's most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

About Ready Capital Corporation
Ready Capital Corporation (NYSE: RC) is a multi-strategy real estate finance company that originates, acquires, finances and services lower-to-middle-market investor and owner occupied commercial real estate loans. The Company specializes in loans backed by commercial real estate, including agency multifamily, investor, construction, and bridge as well as U.S. Small Business Administration loans under its Section 7(a) program and government guaranteed loans focused on the United States Department of Agriculture. Headquartered in New York, New York, the Company employs approximately 500 professionals nationwide.

Contact
Investor Relations
Ready Capital Corporation
212-257-4666
InvestorRelations@readycapital.com
Additional information can be found on the Company’s website at www.readycapital.com.

READY CAPITAL CORPORATION
UNAUDITED CONSOLIDATED BALANCE SHEETS

(in thousands)	September 30, 2025	December 31, 2024
Assets
Cash and cash equivalents	$147,505	$143,803
Restricted cash	44,491	30,560
Loans, net (including $1,088 and $3,533 held at fair value)	4,360,501	3,378,149
Loans, held for sale (including $143,819 and $128,531 held at fair value and net of valuation allowance of $53,937 and $97,620)	163,792	241,626
Mortgage-backed securities	33,105	31,006
Investment in unconsolidated joint ventures (including $5,952 and $6,577 held at fair value)	178,840	161,561
Derivative instruments	5,295	7,963
Servicing rights	126,966	128,440
Real estate owned	632,985	193,437
Other assets	472,516	362,486
Assets of consolidated VIEs	2,166,105	5,175,295
Assets held for sale	—	287,595
Total Assets	$8,332,101	$10,141,921
Liabilities
Secured borrowings	2,879,172	2,035,176
Securitized debt obligations of consolidated VIEs, net	1,293,778	3,580,513
Senior secured notes, net	721,151	437,847
Corporate debt, net	666,624	895,265
Guaranteed loan financing	565,883	691,118
Contingent consideration	18,385	573
Derivative instruments	1,627	352
Dividends payable	22,602	43,168
Loan participations sold	102,987	95,578
Due to third parties	9,927	1,442
Accounts payable and other accrued liabilities	166,406	188,051
Liabilities held for sale	—	228,735
Total Liabilities	$6,448,542	$8,197,818
Preferred stock Series C, liquidation preference $25.00 per share	8,361	8,361

Commitments & contingencies

Stockholders’ Equity
Preferred stock Series E, liquidation preference $25.00 per share	111,378	111,378
Common stock, $0.0001 par value, 500,000,000 shares authorized, 161,834,837 and 162,792,372 shares issued and outstanding, respectively	17	17
Additional paid-in capital	2,257,078	2,250,291
Retained earnings (deficit)	(569,709)	(505,089)
Accumulated other comprehensive loss	(24,096)	(18,552)
Total Ready Capital Corporation equity	1,774,668	1,838,045
Non-controlling interests	100,530	97,697
Total Stockholders’ Equity	$1,875,198	$1,935,742
Total Liabilities, Redeemable Preferred Stock, and Stockholders’ Equity	$8,332,101	$10,141,921

READY CAPITAL CORPORATION
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except share data)	2025	2024	2025	2024
Interest income	$137,491	$226,537	$445,193	$693,010
Interest expense	(126,971)	(175,572)	(403,274)	(542,544)
Net interest income before (provision for) recovery of loan losses	$10,520	$50,965	$41,919	$150,466
(Provision for) recovery of loan losses	(37,977)	(53,166)	62,951	(7,751)
Net interest income after (provision for) recovery of loan losses	$(27,457)	$(2,201)	$104,870	$142,715
Non-interest income
Net realized gain (loss) on financial instruments and real estate owned	(160,396)	(69,184)	(131,513)	(43,066)
Net unrealized gain (loss) on financial instruments	2,914	(1,241)	(450)	2,034
Valuation recovery (allowance), loans held for sale	178,225	71,060	38,761	(156,107)
Servicing income, net of amortization and impairment of $4,514 and $22,682 for the three and nine months ended September 30, 2025, and $5,841 and $14,216 for the three and nine months ended September 30, 2024, respectively	7,509	5,415	13,661	12,444
Gain on bargain purchase	24,472	32,165	112,562	13,859
Income (loss) on unconsolidated joint ventures	7,417	3,214	3,291	4,821
Other income	14,773	14,823	37,667	37,246
Total non-interest income (expense)	$74,914	$56,252	$73,979	$(128,769)
Non-interest expense
Employee compensation and benefits	(21,151)	(22,989)	(65,564)	(59,202)
Allocated employee compensation and benefits from related party	(3,602)	(2,537)	(10,478)	(8,037)
Professional fees	(6,008)	(6,232)	(17,864)	(19,330)
Management fees – related party	(5,156)	(6,498)	(15,805)	(19,344)
Loan servicing expense	(9,771)	(10,101)	(36,653)	(33,907)
Transaction related expenses	(1,910)	(2,998)	(5,243)	(5,240)
Impairment on real estate	(1,862)	(525)	(8,476)	(26,627)
Other operating expenses	(24,879)	(18,048)	(57,135)	(43,935)
Total non-interest expense	$(74,339)	$(69,928)	$(217,218)	$(215,622)
Loss from continuing operations before benefit for income taxes	(26,882)	(15,877)	(38,369)	(201,676)
Income tax benefit	9,935	8,404	55,081	87,194
Net income (loss) from continuing operations	$(16,947)	$(7,473)	$16,712	$(114,482)
Discontinued operations
Income (loss) from discontinued operations before benefit (provision) for income taxes	280	258	(6,881)	(1,554)
Income tax benefit (provision)	(70)	(64)	1,720	389
Net income (loss) from discontinued operations	$210	$194	$(5,161)	$(1,165)
Net income (loss)	$(16,737)	$(7,279)	$11,551	$(115,647)
Less: Dividends on preferred stock	1,999	1,999	5,997	5,997
Less: Net income attributable to non-controlling interest	2,008	2,031	6,282	3,968
Net loss attributable to Ready Capital Corporation	$(20,744)	$(11,309)	$(728)	$(125,612)

Earnings per common share from continuing operations - basic	$(0.13)	$(0.07)	$0.02	$(0.74)
Earnings per common share from discontinued operations - basic	$0.00	$0.00	$(0.03)	$(0.01)
Total earnings per common share - basic	$(0.13)	$(0.07)	$(0.01)	$(0.75)

Earnings per common share from continuing operations - diluted	$(0.13)	$(0.07)	$0.02	$(0.74)
Earnings per common share from discontinued operations - diluted	$0.00	$0.00	$(0.03)	$(0.01)
Total earnings per common share - diluted	$(0.13)	$(0.07)	$(0.01)	$(0.75)

Weighted-average shares outstanding
Basic	163,574,703	168,335,483	165,491,135	169,669,145
Diluted	165,873,807	169,509,208	167,790,240	170,815,080

Dividends declared per share of common stock	$0.125	$0.25	$0.375	$0.85

READY CAPITAL CORPORATION
UNAUDITED SEGMENT REPORTING

	Three Months Ended September 30, 2025
(in thousands)	LMM Commercial Real Estate	Small Business Lending	Corporate-Other	Consolidated
Interest income	$105,856	$31,635	$—	$137,491
Interest expense	(106,556)	(20,415)	—	(126,971)
Net interest income before provision for loan losses	$(700)	$11,220	$—	$10,520
Provision for loan losses	(30,980)	(6,997)	—	(37,977)
Net interest income after provision for loan losses	$(31,680)	$4,223	$—	$(27,457)
Non-interest income
Net realized gain (loss) on financial instruments and real estate owned	(179,279)	18,883	—	(160,396)
Net unrealized gain (loss) on financial instruments	2,279	845	(210)	2,914
Valuation (allowance) recovery, loans held for sale	178,225	—	—	178,225
Servicing income, net	1,155	6,354	—	7,509
Gain on bargain purchase	—	—	24,472	24,472
Income on unconsolidated joint ventures	7,410	7	—	7,417
Other income	7,238	6,475	1,060	14,773
Total non-interest income	$17,028	$32,564	$25,322	$74,914
Non-interest expense
Employee compensation and benefits	(5,023)	(13,939)	(2,189)	(21,151)
Allocated employee compensation and benefits from related party	(360)	—	(3,242)	(3,602)
Professional fees	(790)	(3,255)	(1,963)	(6,008)
Management fees – related party	—	—	(5,156)	(5,156)
Loan servicing expense	(8,081)	(1,690)	—	(9,771)
Transaction related expenses	—	—	(1,910)	(1,910)
Impairment on real estate	(1,862)	—	—	(1,862)
Other operating expenses	(13,022)	(9,479)	(2,378)	(24,879)
Total non-interest expense	$(29,138)	$(28,363)	$(16,838)	$(74,339)
Income (loss) before provision for income taxes	$(43,790)	$8,424	$8,484	$(26,882)
Total assets	$6,436,175	$1,493,159	$402,767	$8,332,101

READY CAPITAL CORPORATION
UNAUDITED SEGMENT REPORTING

	Nine Months Ended September 30, 2025
(in thousands)	LMM Commercial Real Estate	Small Business Lending	Corporate-Other	Consolidated
Interest income	$353,097	$92,096	$—	$445,193
Interest expense	(342,998)	(60,276)	—	(403,274)
Net interest income before recovery of (provision for) loan losses	$10,099	$31,820	$—	$41,919
Recovery of (provision for) loan losses	81,815	(18,864)	—	62,951
Net interest income after recovery of (provision for) loan losses	$91,914	$12,956	$—	$104,870
Non-interest income
Net realized gain (loss) on financial instruments and real estate owned	(191,113)	59,600	—	(131,513)
Net unrealized gain (loss) on financial instruments	(2,453)	3,079	(1,076)	(450)
Valuation (allowance) recovery, loans held for sale	38,761	—	—	38,761
Servicing income, net	4,501	9,160	—	13,661
Gain on bargain purchase	—	—	112,562	112,562
Income (loss) on unconsolidated joint ventures	3,250	41	—	3,291
Other income	13,050	21,259	3,358	37,667
Total non-interest income (loss)	$(134,004)	$93,139	$114,844	$73,979
Non-interest expense
Employee compensation and benefits	(17,373)	(43,678)	(4,513)	(65,564)
Allocated employee compensation and benefits from related party	(1,048)	—	(9,430)	(10,478)
Professional fees	(2,537)	(9,451)	(5,876)	(17,864)
Management fees – related party	—	—	(15,805)	(15,805)
Loan servicing expense	(34,158)	(2,495)	—	(36,653)
Transaction related expenses	—	—	(5,243)	(5,243)
Impairment on real estate	(8,476)	—	—	(8,476)
Other operating expenses	(20,830)	(30,522)	(5,783)	(57,135)
Total non-interest expense	$(84,422)	$(86,146)	$(46,650)	$(217,218)
Income (loss) before provision for income taxes	$(126,512)	$19,949	$68,194	$(38,369)
Total assets	$6,436,175	$1,493,159	$402,767	$8,332,101